UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  February 17, 2005


                          Exact name of registrants as specified in
     Commission         their charters, address of principal executive        IRS Employer
    File Number           offices and registrants' telephone number       Identification Number
-------------------    -----------------------------------------------   ----------------------
      1-14465                           IDACORP, Inc.                          82-0505802
       1-3198                        Idaho Power Company                       82-0130980
                                     1221 W. Idaho Street
                                     Boise, ID 83702-5627
                                        (208) 388-2200

                      State or Other Jurisdiction of Incorporation: Idaho

                                             None
-----------------------------------------------------------------------------------------------
                 Former name or former address, if changed since last report.


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

                                  IDACORP, Inc.
                               IDAHO POWER COMPANY
                                    Form 8-K

ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Short-Term Incentive Compensation
---------------------------------

On February 17, 2005, the Compensation Committee (the "Committee") of the Boards of Directors (the "Boards") of IDACORP, Inc. ("IDACORP") and Idaho Power Company ("IPC") awarded incentive payments based on the level of achievement under the 2004 IDACORP, Inc. Executive Incentive Plan (the "2004 Plan"), a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference. The 2004 Plan ties a portion of the annual compensation of the Chief Executive Officer and each executive officer to achieving a certain financial goal. For 2004, the established financial goal was pre-incentive earnings on common stock for IDACORP with a threshold, target and maximum level. The threshold level for earnings on common stock was set at $67.5 million, with the target at $75.1 million and the maximum set at $82.1 million. The award opportunities varied by position as a percentage of base salary with the award opportunities for the Chief Executive Officer and the executive officers ranging from a minimum of 15 percent to a maximum of 100 percent. In 2004, IDACORP achieved pre-incentive earnings on common stock of $81.76 million, and as a result, each executive officer received an award equal to 97.6 percent of their maximum award opportunity permitted under the 2004 Plan. The 2004 Plan does not permit the payment of awards unless there is payment of awards under the IDACORP/IPC Employee Incentive Plan. The performance levels within the goal were established based upon forecasted performance for 2004.

Attached hereto as Exhibit 10.2 and incorporated herein by reference is the IDACORP, Inc. 2004 Executive Incentive Plan NEO Incentive Chart indicating amounts earned under the 2004 Plan for the named executive officers in the 2004 proxy statement for the Joint Annual Meeting of Shareholders of IDACORP and Idaho Power Company and those expected to be named this year (the "NEOs").


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


ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits.

Number           Description

10.1             IDACORP, Inc. 2004 Executive Incentive Plan

10.2             IDACORP, Inc. 2004 Executive Incentive Plan NEO Incentive Chart



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


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.


Dated:  February 18, 2005

                                           IDACORP, Inc.

                                           By:   /s/ Darrel T. Anderson
                                                -----------------------
                                                Darrel T. Anderson
                                                Senior Vice President -
                                                Administrative Services
                                                and Chief Financial Officer



                                           IDAHO POWER COMPANY

                                           By:   /s/ Darrel T. Anderson
                                                -----------------------
                                                Darrel T. Anderson
                                                Senior Vice President -
                                                Administrative Services
                                                and Chief Financial Officer

                                INDEX TO EXHIBITS

Number           Description

10.1             IDACORP, Inc. 2004 Executive Incentive Plan

10.2             IDACORP, Inc. 2004 Executive Incentive Plan NEO Incentive Chart






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